AMENDMENT NO. 1 TO THIRD
                           ------------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------



     This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 1") is made as of May 11, 2005 by and among (a) Reckson Operating Partnership, L.P. (the "Borrower"), (b) the Lenders party hereto, and (c) JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank) as
Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders.

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of August 6, 2004 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans to the Borrower on the terms and conditions set forth therein;

     WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders party hereto are willing to so amend certain provisions of the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. As of the Effective Date (as defined in ss.4 hereof) Section 10.11(a) of the Credit Agreement is amended by restating such Section 10.11(a) in its entirety to read as follows:

          "(a) Indebtedness. Neither the Borrower nor any of its Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except (i) Total Outstanding Indebtedness which would not exceed sixty percent (60%) of Total Value as of the date of incurrence, (ii) Total Secured Outstanding Indebtedness which would not exceed forty percent (40%) of Total Value as of the date of incurrence or (iii) Total Recourse Secured Outstanding Indebtedness which would not exceed ten percent (10%) of Total Value as of the date of incurrence."

     3.   Provisions Of General Application.

          3.1. Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment No. 1 are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects at and as of the date of this Amendment No. 1 (except to the extent that such representations and warranties expressly speak as of a different date),
     (b) no Potential Event of Default or Event of Default exists on the date hereof, and (c) this Amendment No. 1 has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, except to the extent that the enforcement hereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

          3.2. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. The making of the amendments in this Amendment No. 1 does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

          3.3. Governing Law. This Amendment No. 1 shall be deemed to be a contract under the laws of the State of New York. This Amendment No. 1 and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

          3.4. Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

          3.5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     4. Effectiveness of this Amendment No. 1. This Amendment No. 1 shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the "Effective Date"):

          (a) Execution and delivery to the Administrative Agent by the Requisite Lenders, the Borrower, the Guarantors and the Administrative Agent of this Amendment No. 1.

          (b) Execution and delivery to the Administrative Agent of (i) a certificate of the Borrower confirming that there have been no changes to its charter documents since August 6, 2004, or (ii) if there have been changes to the Borrower's charter document since such date, a secretary's certificate of the Borrower certifying as to such changes.

          (c) Delivery to the Administrative Agent of an incumbency certificate of the Borrower and of resolutions of the board of directors of the general partner of the Borrower authorizing this Amendment No. 1.

                 [Remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.


                      RECKSON OPERATING PARTNERSHIP, L.P.

                      By: Reckson Associates Realty Corp., its general partner



                      By: /s/ Jason Barnett
                          -------------------------------------------------
                          Name:  Jason Barnett
                          Title: Executive Vice Presieent & General Counsel

                      JPMORGAN CHASE BANK, N.A.,
                      individually and as Administrative Agent



                      By: Marc E. Costantino
                          -------------------------------------------------
                          Name:  Marc E. Costantino
                          Title: Vice President

                      CITICORP NORTH AMERICA, INC.



                      By: /s/ David Bouton
                          -------------------------------------------------
                          Name:  David Bouton
                          Title: Vice President

                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      WACHOVIA BANK, NATIONAL ASSOCIATION


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      DEUTSCHE BANK TRUST COMPANY AMERICAS, INC.


                      By:
                          ---------------------------------------------
                          Name:
                          Title:



                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      KEYBANK, NATIONAL ASSOCIATION


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      THE BANK OF NEW YORK


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      SCOTIABANC INC.


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      THE BANK OF NOVA SCOTIA


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      ING REAL ESTATE FINANCE (USA) LLC


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      PNC BANK, NATIONAL ASSOCIATION


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                      By:
                          ---------------------------------------------
                          Name:
                          Title:



                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      MANUFACTURERS AND TRADERS TRUST COMPANY


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      UBS LOAN FINANCE LLC


                      By:
                          ---------------------------------------------
                          Name:
                          Title:




                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      CHANG HWA COMMERCIAL BANK, LTD.


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      COMERICA BANK


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      EUROHYPO AG, NEW YORK BRANCH


                      By:
                          ---------------------------------------------
                          Name:
                          Title:



                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK
                      N.A.


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      CITIZENS BANK OF RHODE ISLAND


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

Each of the undersigned Guarantors hereby acknowledges the foregoing Amendment No. 1 and reaffirms its guaranty of the Guaranteed Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under the Credit Agreement and the other Loan Documents, each as amended hereby or in connection herewith, in accordance with the Guaranty executed and delivered by such Guarantor.


                      RECKSON ASSOCIATES REALTY CORP.


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      RECKSON FS LIMITED PARTNERSHIP

                      By: Reckson Financing LLC, its general partner

                           By: Reckson Operating Partnership, L.P.,
                           its sole member

                                By: Reckson Associates Realty Corp., its
                                general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      360 HAMILTON PLAZA, LLC

                      By: Reckson Operating Partnership, L.P., its sole member

                           By: Reckson Associates Realty Corp., its general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      METROPOLITAN PARTNERS LLC

                      By: Reckson Operating Partnership, L.P., its sole member

                           By: Reckson Associates Realty Corp., its general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      METROPOLITAN OPERATING PARTNERSHIP, L.P.

                      By: Metropolitan Partners LLC, its general partner

                           By: Reckson Operating Partnership, L.P., its sole member

                                By: Reckson Associates Realty Corp., its
                                general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      275 BROADHOLLOW LLC

                      By: RCG Holdings, Inc., its managing member


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      1055 WASHINGTON BOULEVARD LLC

                      By: Reckson Operating Partnership, L.P., its sole member

                           By: Reckson Associates Realty Corp., its general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title:

                      RM SQUARE, LLC

                      By: Reckson Operating Partnership, L.P., its sole member

                           By: Reckson Associates Realty Corp., its general partner


                      By:
                          ---------------------------------------------
                          Name:
                          Title: